INVESTOR PRESENTATION June 2024 Lake Vista – Fort Collins, CO

centerspacehomes.com 2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value- add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2023. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. SAFE HARBOR STATEMENT & LEGAL DISCLOSURE

OUR MISSION To provide a great home— for our residents, our team members, and our investors. OUR VISION To be the premier provider of apartment homes in vibrant communities by focusing on integrity and serving others. 71 France – Edina, MN MISSION & VISION 3centerspacehomes.com

centerspacehomes.com 4 1. As of March 31, 2024 2. See page 11 for breakdown Differentiated Multifamily Market Exposure 12,883(1) Apartments owned and operated NYSE: CSR $2.1 Billion(2) Total capitalizationKey Indices S&P SmallCap 600 MSCI US REIT Russell 2000 RISE is Centerspace’s commitment to Results, Innovation, Service, and Engagement. It is how we monitor and measure our performance in our quest to provide a great home – for our residents, our team, and our investors. R I S E ESULTS NGAGEMENT NNOVATION ERVICE COMPANY OVERVIEW

TO EXECUTE THIS, WE FOCUS ON: CENTERSPACE is guided by the north star of increasing distributable cash flow Exceptional customer experience Diverse talent to enable a culture of engagement Enhancing efficiencies by scaling the business Managing the balance sheet to maximize financial flexibility Investing in high-quality and efficient rental communities Leveraging technology and systems Environmental, Social, Governance (ESG) CASH FLOW GROWTH FOCUS 5centerspacehomes.com

centerspacehomes.com 6 2023 -------------------2024 Guidance Range-------------------- Actual Low Mid-Point High Revenues 7.2% 3.0% 3.8% 4.5% Expenses 4.6% 4.0% 4.8% 5.5% NOI 9.0% 2.5% 3.3% 4.0% Net Income $2.32 ($1.34) ($1.22) ($1.10) FFO $4.27 $4.57 $4.67 $4.76 Core FFO $4.78 $4.74 $4.83 $4.92 Same-Store Growth Per Share Other Key Assumptions Cascade Shores Townhomes + Flats – Rochester, MN RESULTS – 2024 FINANCIAL OUTLOOK ▪ Same-store capital expenditures of $1,075 per home to $1,150 per home ▪ Value-add expenditures of $25.0 million to $27.0 million ▪ Full year dispositions of $19.0 million Note: Reconciliations of the above can be found in the appendix of this presentation.

centerspacehomes.com RESULTS – FAVORABLE GROWTH PROFILE 7Note: Data is based on midpoint of guidance ranges provided by noted peers with Q1 2024 earnings. SMID Cap Apt group includes ELME, IRT, and NXRT. Non-coastal/Sunbelt group includes CPT, ELME, IRT, MAA, and NXRT. All multifamily group includes AVB, CPT, ELME, EQR, ESS, IRT, MAA, NXRT, and UDR. Source data: Company Filings 3.3% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS NOI Growth, Guidance Midpoint 1.0% at Midpoint -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily Core FFO/sh Growth, Guidance Midpoint 3.8% at Midpoint 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS Revenue Growth, Guidance Midpoint 4.8% at Midpoint 4.2% 4.4% 4.6% 4.8% 5.0% 5.2% 5.4% 5.6% CSR SMID Cap Apt Non-coastal/Sunbelt All Multifamily SS Expense Growth, Guidance Midpoint

centerspacehomes.com 8 Note: Data represents 2024 Same Store pool. QTD leasing spreads are through May 28, 2024 RESULTS – LEASING SPREADS ACCELERATING INTO LEASING SEASON Oxbo – St. Paul, MN 4.7% 2.0% -3.2% 0.0% 3.9% 4.7% 4.7% 3.6% 3.4% 3.2% 4.7% 3.6% 0.3% 1.5% 3.6% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 QTD SAME STORE LEASING UPDATE New Renewal Blended

centerspacehomes.com 9 -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% $1,300 $1,350 $1,400 $1,450 $1,500 $1,550 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 QTD SAME STORE LEASING Avg Rent Occupied New % Change Renewal % Change Blended % Change Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 QTD Occupancy 95.1% 94.4% 94.4% 94.4% 95.1% Expirations 29.9% 35.8% 19.4% 18.0% 15.6% Note: Data represents 2023 Same Store pool adjusted for dispositions to allow for showing two years of data. Occupancy represents weighted average physical occupancy. Information is through May 28, 2024. RESULTS – PORTFOLIO STABILITY & RESILIENCY Centerspace has grown average rents even in volatile economic times

centerspacehomes.com 10 -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 2023 vs 2022 Year-to-Date Rental Rate Growth New Lease Rents Renewal Rents Market % of Total NOI Minneapolis, MN 35.0% Denver, CO 22.6% North Dakota 10.4% Rochester, MN 9.8% Other Mountain West 8.4% Omaha, NE 5.4% St. Cloud, MN 5.2% Fort Collins, CO 3.2% Total 100.0% Note: NOI contribution is Q1 2024 multifamily only. Rental rate growth is January 1–May 28, 2023, compared to January 1–May 28, 2024 Blended Rent 1.1% 1.9% 6.0% 4.6% 2.4% 1.4% 2.2% 2.5% RESULTS – NOI COMPOSITION & RENTAL RATE GROWTH Palisades Apartments – Roseville, MN 2024 vs 2023 Year-To-Date Ren al Rate Growt

centerspacehomes.com 11 Common Equity 49% Secured Debt 29% Unsecured Debt 16% Series C Preferred 5% Series D Preferred 1%*Share price $57.14 as of 3/30/2024 Diversified Permanent Capital Base $2.1B Total Capitalization $929M Total Debt $1,018M Common Equity $110M Preferred Equity % of Total Maturing 0.0% 7.6% 10.7% 5.3% 12.5% 11.2% 9.1% 21.2% 2.7% 8.5% 1.6% 9.6% Weighted Average Interest Rate (2) 7.7% 5.4% 3.6% 3.5% 3.1% 4.0% 2.6% 3.2% 2.7% 2.9% 2.8% 5.0% Low Maturities through 2025 Most Recent Quarter Wtd Avg Int Rate 3.6% & Wtd Avg Maturity 6.0 Years (in thousands, except percentages) Note: All data is as of 3/31/2024. 1. Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Financial Measures section in the Appendix 2. Weighted average interest rate reflects interest expense only and excludes any facility fees or other associated expenses. RESULTS – BALANCE SHEET POSITIONED FOR GROWTH $30,193 $99,527 $49,353 $65,810 $29,183 $146,902 $78,850 $88,906 $357 $40,000 $50,000 $75,000 $85,000 $50,000 $25,000 $15,000 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Mortgage LOC Private Placement 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2020 2021 2022 2023 2024 Quarterly Net Debt / Annualized Trailing EBITDA(1) 4-Quarter Moving Average Most Recent Quarter

centerspacehomes.com 12 ▪ Acquired 34 communities for $1.5 billion through unique deal structuring which has provided a competitive advantage in transaction market ▪ Sold 66 communities for $599 million as we have reduced our exposure to less efficient communities in lower- growth markets 2017 Today(1) Communities 100 70 Homes 13,212 12,883 Homes per Community 132 184 Average Monthly Rent $980 $1,555 % of NOI in 50 Largest MSAs 13% 58% % of NOI by Market – Today vs 2017 (1) Q1 2024 multifamily only INNOVATION – PORTFOLIO IMPROVEMENT SINCE 2017 Improvement since 2017 driven by disciplined capital allocation and creative deal structuring $972.5M $435.9M $92.9M Acquisition Structure Cash OP Unit Development While similar in total number of homes, investment and disposition activity has resulted in a more efficient and higher quality portfolio 0% 10% 20% 30% 40% Today 2017

centerspacehomes.com SEPTEMBER 2023 & FEBRUARY 2024 DISPOSITIONS MINOT, ND & MINNEAPOLIS, MN Communities 6 Homes 917+ 50k SF office Avg. Monthly Rent/Home $1,072 Homes/Community 153 Avg Community Age 30 Years NOI Margin 52.1% OCTOBER 2023 ACQUISITION LAKE VISTA APARTMENT HOMES, FORT COLLINS, CO Communities 1 Homes 303 Avg. Monthly Rent/Home $1,866 Homes/Community 303 Avg Age (Years) 12 NOI Margin 67.9% INNOVATION – RECENT CAPITAL RECYCLING ACCRETIVE TO PORTFOLIO QUALITY AND FINANCIAL PERFORMANCE 13 MEZZANINE FINANCING OVERVIEW INVER GROVE HEIGHTS (MINNEAPOLIS), MN CSR Loan Amount $15.1mm Total Project Cost $68.8mm CSR Last Dollar LTC 87% Interest Rate 10% CSR Amount Funded to Date (2) $8.8mm Purchase Option Discount 7% Centerspace recently completed the sale of six communities for gross proceeds of $101.4mm. These communities had lower rents, lower margin and higher capex needs Sale proceeds fund the acquisition of Lake Vista Apartment Homes, share repurchases, and the mezzanine financing of a Minneapolis multifamily development SHARE REPURCHASES(1) Shares Repurchased ~180,000 Share repurchase price $53.00 1. Share repurchases include those repurchased in open market transactions between Nov. 2, 2023 and March 31, 2024. The share price includes commissions paid 2. As of March 31, 2024

centerspacehomes.com DEMOGRAPHIC AND ECONOMIC CONSIDERATIONS MULTIFAMILY FUNDAMENTALS CONSIDERATIONS OTHER CONSIDERATIONS Population Trends Population Characteristics Labor Force Health Employment Economic Composition Rents Occupancy Market Size and Liquidity Supply and Demand General Housing Environment Focused in-market relationships Business and regulatory environment Operating platform scale Cultural vibrancy We assess our portfolio on a quarterly basis to determine relative performance and outlook of our existing communities. Disposition focus is placed on communities that recurringly screen in the bottom tier of our portfolio. Sustainability INNOVATION – APPROACH TO INVESTMENTS & DISPOSITIONS 14

centerspacehomes.com 15Regency Park – St Cloud, MN GEOGRAPHIC FOCUS (% OF UNITS) Source: S&P Capital IQ Note: As of 5/15/24. Rounding may result in each row not adding to 100% INNOVATION – GEOGRAPHIC DIFFERENTIATION PUBLIC MULTIFAMILY REIT MARKET OVERVIEW 24% 4% 5% 8% 4% 76% 21% 6% 43% 53% 4% 100% 27% 14% 30% 24% 7% 5% 86% 34% 71% 21% 74% 25% 76% 92% 18% 18% 7% 21% 11% 25% 5% 75% 3% 30% 19% 17% 15% 95% Mountain West Midwest West Southeast & Texas Mid-Atlantic Northeast

centerspacehomes.com 16 ▪ 27 CSR communities, 4,711 homes, scaled portfolio with opportunities in operating partnership unit transactions, mezzanine financing and development participation, and capital recycling ▪ 16th largest MSA, 3.7M population ▪ 15 Fortune 500 companies headquartered in Twin Cities ▪ Diversified economy with large presence of healthcare, finance, food production and retail employers ▪ $91,341 median household income is 22% higher than the United States median ▪ 113,273 forecasted job additions between 2020-2030 (+6.2%) MARKET HIGHLIGHTS Noko: 130-home community built in 2021 with 24k SF grocer adjacent to Lake Nokomis CSR Portfolio NOI % 35.0% CSR Minneapolis Portfolio Average Rent $1,529 CSR Household Average Annual Income $99,732 CSR Household Rent-to- Income Ratio 22.3% CSR Minneapolis Portfolio Occupancy % 94.5% April 2024 Median Single- Family Home Value $385,615 March 2024 Unemployment Rate 3.0% INNOVATION – COMPETITIVE ADVANTAGE IN MINNEAPOLIS CSR HIGHLIGHTS 15% 29%57% Location by % of NOI Urban Core Inner Ring Outer Ring 43% 57% Asset Class by % of NOI Class A Class B Source: FRED, Zillow Note: CSR data as of Q1 2024. Occupancy refers to average financial occupancy.

centerspacehomes.com 17 ▪ 7 CSR communities, 2,104 homes, entered Denver Q4 2017 and achieved critical mass ▪ 19th largest MSA, 3.0M population ▪ 21 Fortune 1,000 companies headquartered in Colorado ▪ Diversified economy with large presence of aviation/aerospace, healthcare, telecommunications and tech employers ▪ $98,975 median household income is 32% higher than the United States median ▪ 364,311 forecasted job additions between 2020-2030 (+23.2%) MARKET HIGHLIGHTS Lyra: 215-home community in Centennial; 2022 built in Denver’s SE Business Corridor CSR Portfolio NOI % 22.6% CSR Denver Portfolio Average Rent $1,976 CSR Household Average Annual Income $112,888 CSR Household Rent-to- Income Ratio 25.7% CSR Denver Portfolio Occupancy % 95.3% April 2024 Median Single- Family Home Value $621,019 March 2024 Unemployment Rate 3.9% INNOVATION – GROWTH IN DENVER CSR HIGHLIGHTS 100% Asset Class by % of NOI Class A Source: FRED, Zillow Note: CSR data as of Q1 2024. Occupancy refers to average financial occupancy. 39% 61% Location by % of NOI Urban Suburban

centerspacehomes.com 18 Region % of NOI(1) Population Market Homes Median Household Income Unemployment Rate 3-Month Avg Job Growth Median Single-Family Home Value Market Vacancy YoY Market Rent Growth Trailing 12-Month Net Deliveries | % of Stock Forecasted Next 12-Month Net Deliveries | % of Stock Homes Under Construction | % of Stock CSR YTD Avg Annual Income(5) CSR YTD Rent-To- Income Ratio(5) Minneapolis, MN 35.0% 3,712,020 277,414 $91,341 3.0% 0.9% $385,615 8.4% 1.3% 13,614 | 4.9% 6,762 | 2.4% 10,696 | 3.9% $99,732 22.3% Denver, CO 22.6% 3,005,131 297,343 $98,975 3.9% 0.5% $621,019 9.1% 0.9% 13,778 | 4.6% 12,306 | 4.1% 25,730 | 8.7% $112,888 25.7% North Dakota (2) 10.4% 238,906 16,748 $72,338 2.6% 0.5% $300,588 4.8% 3.6% 298 | 1.8% 126 | 0.8% 128 | 0.8% $94,180 21.5% Rochester, MN 9.8% 229,077 11,217 $85,369 2.5% 3.3% $321,643 10.1% 0.7% 755 | 6.7% 492 | 4.4% 704 | 6.3% $124,321 21.7% Other Mountain West (3) 8.4% 347,409 15,611 $74,782 2.5% 2.0% $382,327 11.2% 0.6% 1,475 | 9.4% 301 | 1.9% 556 | 3.6% $87,275 23.0% Omaha, NE 5.4% 983,969 82,060 $79,638 2.8% 1.9% $291,178 6.6% 2.3% 2,227 | 2.7% 1,592 | 1.9% 2,485 | 3.0% $108,444 21.0% St. Cloud, MN 5.2% 202,577 16,202 $71,370 3.3% 1.2% $298,378 5.6% 2.7% 581 | 3.6% 0 | 0.0% 102 | 0.6% $92,082 20.5% Fort Collins, CO 3.2% 370,771 17,571 $88,403 3.5% 4.2% $578,784 7.5% 1.9% 654 | 3.7% 855 | 4.9% 1,965 | 11.2% $114,563 25.8% Portfolio Wtd Avg(4) 100.0% $87,350 3.1% 1.3% $419,979 8.3% 1.5% 4.9% 2.7% 4.9% $104,044 22.9% Note: Multifamily data as of Q1 2024. Economic and demographic data as of 5/16/24. Median household income, unemployment rate, 3-month avg job growth, median home value, CSR avg annual income, and CSR rent-to-income ratio for North Dakota and Other Mountain West are weighted by NOI contribution of metropolitan area; market vacancy, rent growth, trailing 12-month net deliveries % of stock, forecasted next 12-month net deliveries % of stock and homes under construction % of stock are weighted by total inventory of homes in each market. All other data is summation of each market. Sources: US Census Bureau, Bureau of Labor Statistics, FRED, Zillow, CoStar 1. Q1 2024 multifamily only 2. Includes Bismarck, ND and Grand Forks, ND 3. Includes Billings, MT and Rapid City, SD 4. Weighted by region % of NOI 5. Per household for approved applicants as of 3/31/24 INNOVATION – PROVIDING DIFFERENTIATED EXPOSURE ▪ 734k apartment homes in CSR portfolio markets, set against 23M total apartment homes in United States ▪ Centerspace resident rent-to-income ratio of approximately 21%-26% by market compares to 30% United States median rent-to-income ratio INNOVATION – PROVIDING DIFFERENTIATED EXPOSURE Portfolio hallmarks include low unemployment rates, affordability of rents, resident financial strength, and diversified economies

centerspacehomes.com INNOVATION – RENTAL AFFORDABILITY VS HOMEOWNERSHIP & INCOME GROWTH PROVEN EXECUTION 19 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2019 2020 2021 2022 2023 2024YTD M on th ly P ay m en t Rent Vs. Own Affordability Gap in CSR Markets PITI (10% Down Pmt) PITI (20% Down Pmt) CSR Avg Scheduled Rent ▪ Homeownership affordability has grown increasingly difficult, as borrowing costs have increased while home prices remain near peak values ▪ Home ownership (PITI) in CSR markets now costs 91% more than renting in a CSR community ▪ While market rents have grown at a healthy clip recently, resident incomes have grown even more ▪ Income growth has outpaced market rental rate growth by 11% in CSR markets, far exceeding the national average delta of 6% 14% 12% 12% 11% 9% 7% 7% 5% 11% 6% Income Growth Has Outpaced Rent Growth in CSR Markets Median Household Income Growth Minus Market Rent Growth: 2017 Q1 to 2024 Q1 Source: FRED, Zillow, Forbes, Tax Foundation, Bankrate.com, CoStar Note: CSR data as of Q1 2024. PITI is weighted by current CSR NOI exposure and is based on market level median home prices, state level average insurance and property tax rates, and national level mortgage and, when applicable, PMI rates. Full year datapoints are an average of all twelve months. 2024YTD results are through March 2024.

centerspacehomes.com GEOGRAPHIC DIFFERENTIATION INNOVATION – DEMOGRAPHICS VS HOUSING DELIVERIES ARE ATTRACTIVE PROVEN EXECUTION 20 ▪ New household formations exceed supply deliveries by over 5MM since 2011 ▪ Population demographics indicate continued strong demand of individuals in their primary renting years (20-35) ▪ New construction starts started to fall in 2022 and will lead to lower deliveries going forward CSR Avg Accepted Applicant Age = 33 0 1,000 2,000 3,000 4,000 5,000 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 90 95 100 Po pu la ti on (0 00 s) Age US Population by Age 0 1,000 2,000 3,000 4,000 5,000 6,000 -500 0 500 1,000 1,500 2,000 2,500 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 C um ul at iv e H ou si ng S ho rt fa ll (0 00 s) Fo rm at io ns / C om pl et io ns (0 00 s) Year US Housing is Structurally Undersupplied Household Formations (LHS) Unit Completions (LHS) Cumulative shortfall since 2011 (RHS) 1,200 1,300 1,400 1,500 1,600 1,700 1,800 1,900 Ja n 20 21 M ar 2 02 1 M ay 2 02 1 Ju l 2 02 1 Se p 20 21 N ov 2 02 1 Ja n 20 22 M ar 2 02 2 M ay 2 02 2 Ju l 2 02 2 Se p 20 22 N ov 2 02 2 Ja n 20 23 M ar 2 02 3 M ay 2 02 3 Ju l 2 02 3 Se p 20 23 N ov 2 02 3 Ja n 20 24 M ar 2 02 4 St ar ts (0 00 s) US Housing Starts (SAAR) Suggest New Supply to Decrease Source: FRED, US Census Bureau, US Dept. of Housing and Urban Development Note: CSR Data as of Q1 2024

centerspacehomes.com 21 ▪ Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collection rates ▪ Centerspace’s portfolio has the lowest weighted average unemployment rate among public multifamily companies ▪ Less competition from new supply allows the ability to push rents while maintaining occupancy ▪ Among public multifamily companies, Centerspace’s markets have the second lowest number of homes under construction as a percentage of total market inventory Source: S&P Capital IQ, CoStarSource: S&P Capital IQ, BLS INNOVATION – PORTFOLIO COMPARES FAVORABLY ON UNEMPLOYMENT & SUPPLY Creditworthiness of residents produces strong rent collection rates; low unemployment in Centerspace portfolio markets can insulate performance in recessionary conditions Measured supply pipeline in Centerspace portfolio markets allows the ability to drive rent growth and retain occupancy 2.8% 3.4% 3.5% 3.6% 3.7% 3.8% 3.8% 3.8% 4.3% 4.5% 5.2% CSR MAA IRT NXRT CPT United States AIRC UDR AVB EQR ESS March 2024 Weighted Average Unemployment Rate State Unemployment Rate Weighted by Home Count 3.6% 4.1% 4.5% 4.5% 5.4% 5.6% 6.5% 7.1% 7.6% 7.9% ESS CSR AVB EQR UDR AIRC IRT CPT MAA NXRT Q1 2024 Weighted Average Under Construction % of Inventory MSA Under Construction % Weighted by Home Count

centerspacehomes.com 0 20 40 60 80 100 120 140 160 $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 2018 2019 2020 2021 2022 2023 2024 YTD 2018-2024 Value Add Spend Actual Spend Achieved Premium U/W Cumulative Premium 1. Includes unit renovations, common area renovations, and other value add projects and calculated as incremental NOI divided by a 6.0% cap rate, net of capital investment. Incremental NOI of $17.7mm calculated as total cost-to-date at 4/30/2024 of $115.7mm, multiplied by ROI of 15.3% 2. Midpoint of $25.0mm-27.0mm range noted in most recent FFO Guidance released with Q1 2024 earnings Centerspace’s past and current projects have generated a 15.3% return on investment, resulting in over $179 million of incremental value creation(1) Blended U/W premium through 2024 was $110 per unit, achieved $134 Spend increased from $2.7mm in 2018 to $29.4mm in 2023, with $26.0mm(2) projected in 2024 INNOVATION – HISTORICAL VALUE-ADD GROWTH 22

centerspacehomes.com 23 70.72 61.77 54 56 58 60 62 64 66 68 70 72 Centerspace ORA Score National Property Average ORA Score 2024 J Turner ORA Score (As of 5/1/2024) ORA TOP PERFORMER Red 20 Apartments in Minneapolis, MN was named to the 2023 Elite 1% in the J Turner Research 2023 ORA Power Rankings report. This report highlights the nation’s top 1% of communities ranked by ORA. *Reflects all properties in the portfolio as of the reporting date Red 20 SERVICE – ENHANCING CUSTOMER EXPERIENCE IS A CORE GOAL 3.38 3.49 3.51 3.61 3.81 3.88 3.25 3.35 3.45 3.55 3.65 3.75 3.85 3.95 1/1/2020 1/1/2021 1/1/2022 1/1/2023 1/1/2024 5/1/2024 LIFETIME AVERAGE REPUTATION SCORES* (As of 5/1/2024)

centerspacehomes.com 24 ENVIRONMENTAL SOCIAL GOVERNANCE • Established formal ESG targets and published them for the first time in the 2022 annual report • Submitted our second annual GRESB submission and increased our score 15%, from 55 in year one to 63 in year two • Implemented smart home technology at 68% of Centerspace communities (1) • Maintain a Supermajority Independent Board with 86% of board members being independent (2) • Senior leadership team is 59.3% female and Board of Trustees is 62.5% female • Received a #1 governance score from Institutional Shareholder Services • Donated $75,710 to national, regional, and diversity-promoting charities in 2023 • Named a Top Workplace by the Minneapolis Star Tribune for the fourth consecutive year • Maintain a strong Diversity, Equity, and Inclusion committee that upholds our DE&I Corporate Policy • Team members completed 2,623 volunteer hours in 2023 LEADING ORGANIZATION IN DIVERSITY, EQUITY, AND INCLUSION TOP WORKPLACE FOR FOUR CONSECUTIVE YEARS SEVEN MADACS AWARDS IN 2023 ENGAGEMENT – ESG HIGHLIGHTS AWARDS & RECOGNITION 1. As of Apr 30, 2024 2. As of May 21, 2024

centerspacehomes.com 25 EXECUTIVE MANAGEMENT TEAM Anne Olson President & CEO Bhairav Patel EVP & CFO ISS rated top score of 1 - indicating highest quality corporate governance practices and lowest governance risk SENIOR LEADERSHIP TEAM Susan Picotte SVP, Asset Management & Operations Support Jim Mitchell VP, Facilities Kelly Weber SVP, Strategic Services Grant Campbell SVP, Investments Jean Denn SVP, Operations Julie Ellis SVP, Chief Accounting Officer Julie Letner SVP, Talent and Culture Brad Abel SVP, Information Technology Joe McComish VP, Finance ENGAGEMENT – BEST-IN-CLASS GOVERNANCE

centerspacehomes.com GEOGRAPHIC DIFFERENTIATION VALUE KEY TAKEAWAYS PROVEN EXECUTION 26

centerspacehomes.com 27 APPENDIX

centerspacehomes.com 28 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization. Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and • similar adjustments for partially owned consolidated real estate entities. The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments and assists management and investors in comparing those operating results between periods. Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 29 RECONCILIATION TO NON-GAAP MEASURES UpdatedRECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES 1. Consists of $37,000 in associated trial costs related to the litigation matter for the three months ended March 31, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023. 2. Consists of (gain) loss on investments and pursuit costs. Three Months Ended (in thousands) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Funds From Operations Net (loss) income available to common shareholders $ (5,512) $ (9,764) $ 6,167 $ (3,470) $ 41,964 Adjustments: Noncontrolling interests – Operating Partnership and Series E preferred units (1,079) (1,917) 1,204 (712) 8,566 Depreciation and amortization 27,012 26,617 24,697 24,371 25,993 Less depreciation – non real estate (85) (85) (56) (89) (91) Less depreciation – partially owned entities (24) (22) (20) (19) (19) Impairment of real estate investments — 5,218 — — — Loss (gain) on sale of real estate and other assets 577 82 (11,235) 71 (60,159) FFO applicable to common shares and Units $ 20,889 $ 20,129 $ 20,757 $ 20,152 $ 16,254 Adjustments to Core FFO: Non-cash casualty (gain) loss 702 535 854 (52) 13 Interest rate swap termination, amortization, and mark-to-market 197 315 324 159 138 Amortization of assumed debt 263 136 (116) (116) (116) Severance and transition related costs — (10) — (19) 3,199 Loss on litigation settlement and one-time trial costs(1) 37 1,035 34 3,201 — Other miscellaneous items(2) (42) (35) (129) (22) 54 Core FFO applicable to common shares and Units $ 22,046 $ 22,105 $ 21,724 $ 23,303 $ 19,542 FFO applicable to common shares and Units $ 20,889 $ 20,129 $ 20,757 $ 20,152 $ 16,254 Dividends to preferred unitholders 160 160 160 160 160 FFO applicable to common shares and Units - diluted $ 21,049 $ 20,289 $ 20,917 $ 20,312 $ 16,414 Core FFO applicable to common shares and Units $ 22,046 $ 22,105 $ 21,724 $ 23,303 $ 19,542 Dividends to preferred unitholders 160 160 160 160 160 Core FFO applicable to common shares and Units - diluted $ 22,206 $ 22,265 $ 21,884 $ 23,463 $ 19,702 Per Share Data Net income (loss) per share and Unit - diluted $ (0.37) $ (0.65) $ 0.41 $ (0.23) $ 2.76 FFO per share and Unit - diluted $ 1.16 $ 1.11 $ 1.15 $ 1.11 $ 0.89 Core FFO per share and Unit - diluted $ 1.23 $ 1.22 $ 1.20 $ 1.28 $ 1.07 Weighted average shares - basic 14,922 15,013 14,989 14,949 15,025 Effect of redeemable operating partnership Units 854 862 908 965 968 Effect of Series D preferred units 228 228 228 228 228 Effect of Series E preferred units 2,078 2,087 2,093 2,103 2,118 Effect of dilutive restricted stock units and stock options 20 31 28 24 20 Weighted average shares and Units - diluted 18,102 18,221 18,246 18,269 18,359

centerspacehomes.com 30 Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, gain or loss from involuntary conversion, and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES 1. Consists of $37,000 in associated trial costs related to the litigation matter for the three months ended March 31, 2024. Consists of a $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter for the year ended December 31, 2023. 2. Consists of (gain) loss on investments and pursuit costs. Three Months Ended (in thousands) 3/31/2024 12/31/2023 9/30/2023 6/30/2023 3/31/2023 Adjusted EBITDA Net income (loss) attributable to controlling interests $ (3,905) $ (8,156) $ 7,774 $ (1,863) $ 43,571 Adjustments: Dividends to Series D preferred unitholders 160 160 160 160 160 Noncontrolling interests – Operating Partnership and Series E preferred units (1,079) (1,918) 1,204 (712) 8,566 Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units $ (4,824) $ (9,914) $ 9,138 $ (2,415) $ 52,297 Adjustments: Interest expense 9,193 8,900 8,542 8,626 10,305 Depreciation/amortization related to real estate investments 26,988 26,595 24,675 24,351 25,971 Impairment of real estate investments — 5,218 — — — Non-cash casualty (gain) loss 702 535 854 (52) 13 Interest income (280) (316) (187) (248) (92) (Gain) loss on sale of real estate and other investments 577 83 (11,235) 71 (60,159) Severance and transition related costs — (10) — (19) 3,199 Loss on litigation settlement and one-time trial costs(1) 37 1,035 34 3,201 — Other miscellaneous items(2) (42) (35) (129) (22) 54 Adjusted EBITDA $ 32,351 $ 32,091 $ 31,692 $ 33,493 $ 31,588

centerspacehomes.com 31 Reconciliations of Operating Income to Net Operating Income Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, impairment, depreciation, amortization, financing costs, property management expenses, casualty losses, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance. RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES Outlook Three Months Ended Year Ended 3/31/2024 12/31/2024 Actual Low High Operating income $ 4,075 $ 19,080 $ 22,930 Adjustments: General and administrative and property management expenses 6,953 28,000 27,500 Casualty loss 820 1,850 1,750 Depreciation and amortization 27,012 106,098 105,298 (Gain) loss on sale of real estate and other assets 577 600 575 Loss on litigation settlement — 125 100 Net Operating Income $ 39,437 $ 155,753 $ 158,153